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                                                                     Exhibit 5.1
                       CONSENT OF INDEPENDENT ACCOUNTANTS

The Sponsors and Trustee of
Defined Asset Funds--Government Securities Income Fund--GNMA Series--1S

We consent to the use in this Post-Effective Amendment No. 5 to Registration Statement No. 33-31731 of our opinion dated September 19, 1996 appearing in the Prospectus, which is part of such Registration Statement, and to the reference to us under the heading 'Auditors' in such Prospectus.

DELOITTE & TOUCHE LLP
New York, N.Y.
October 4, 1996